Supplement dated August 31, 2021
to the Thrivent Mutual Funds Class A Shares Prospectus dated February 28, 2021
Effective December 1, 2021, the 90-day reinvestment privilege will no longer be available and the following language will be deleted from the “Shareholder Information – Class A Shares – Ways to Eliminate or Reduce the Initial Sales Charges” section:
Reinvestment of Redemption Proceeds/Cash Dividends: Except for participants in certain employer-sponsored retirement plans, if you redeem any or all of your Class A shares of any Fund other than Thrivent Limited Maturity Bond Fund or Thrivent Money Market Fund, or if you receive cash dividends from one of these Funds, you may reinvest any amount of your redemption or cash dividend in Class A shares of any of the Funds without paying a sales charge. You must make your reinvestment within 90 days after redeeming your Class A shares or receiving your cash dividend and inform the Fund that you qualify for this discount. Your redemption or receipt of a cash dividend may be a taxable event even if the cash proceeds are later reinvested. Please contact your tax advisor for more information.
Please include this Supplement with your Prospectus.
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